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                                                                   EXHIBIT 10.17

                     THIRD ADDENDUM TO PROCUREMENT AGREEMENT
                                     BETWEEN
                        SPRINT/UNITED MANAGEMENT COMPANY
                                       AND
                                CIENA CORPORATION

This Third Addendum to Procurement Agreement (the "Addendum") is executed this 21st day of October 1998 and is effective as of the 9th day of October 1998 (the "Effective Date"), by and between Sprint/United Management Company, a Kansas corporation, having its principal place of business at 2330 Shawnee Mission Parkway, Westwood, Kansas 66205 (hereinafter referred to as "Sprint") and CIENA Corporation, a Delaware corporation, having its principal place of business at 1201 Winterson Road, Linthicum, Maryland 21090 (hereinafter referred to as "CIENA"), as an addendum to that certain Procurement Agreement KC103251ML dated December 14, 1995, between Sprint and CIENA (the "Agreement"). Except as otherwise indicated, defined terms in this Addendum have the same meaning as in the Agreement, as amended through the Second Addendum.

A.          BACKGROUND

1. Pursuant to the Agreement, Sprint has been purchasing and CIENA has been supplying Deliverables.

2. Sprint and CIENA implemented a special purchasing arrangement in November 1996 for purchases in 1997, which arrangement was memorialized by that certain First Addendum to Procurement Agreement between Sprint/United Management Company and CIENA Corporation dated November 7, 1996 (the "First Addendum"). The parties implemented a special purchasing arrangement in March 1998 for purchases in 1998, which arrangement was memorialized by that certain Second Addendum to Procurement Agreement between Sprint/United Management Company and CIENA Corporation dated March 10, 1998 (the "Second Addendum"). The Procurement Agreement, First Addendum and Second Addendum shall constitute the "Agreement".) The parties now desire to implement this Third Addendum.

3. Sprint contemplates purchasing new Deliverables (Addendum Deliverables as defined below) from CIENA *.

4. Except as amended by this Third Addendum, the Agreement shall remain in full force and effect.

Now, therefore, in consideration of the foregoing premises, the parties agree as follows:

B.          ADDENDUM

DEFINITIONS.

1.1 "Addendum Deliverables" means Deliverables ordered during the Addendum Term and the training services specified herein. Addendum Deliverables shall not include orders for installation services, emergency technical and support services.

1.2 "Addendum Term" means the period from October 9, 1998 through December 31, 1999. "Addendum Deliverables Schedule" means that written document representing the Sprint forecasted

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* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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quantities and delivery dates of Deliverables throughout the Addendum Term. The
Deliverables Schedule is incorporated by reference into this Addendum as Exhibit F.

1.3   "Addendum Deliverables Schedule" means *.

1.4    "Preferred Provider" means *.

2.     PREFERRED PROVIDER.

Sprint designates CIENA as its Preferred Provider during the Addendum Term.

3.     PRICES, QUANTITIES AND DELIVERY SCHEDULES.

       (a) Section 2.1 of the 1998 Agreement is deleted in its entirety and replaced with the following:

              (1) During the Addendum Term, Sprint shall furnish Supplier a monthly Projection Schedule ("Schedule") setting forth a rolling twelve (12) month forecast of the respective quantities of each type of Addendum Deliverable that Sprint then estimates it will require for each month in the immediately succeeding twelve (12) month period. Sprint and CIENA shall meet on a monthly basis to review Sprint's issuance of Purchase Orders for the Addendum Deliverables, and CIENA's deliveries of same, each in relation to the Addendum Deliverables Schedule.

              (2) The Addendum Deliverables Schedule, which is set forth and incorporated as Exhibit F, is Sprint's *. Except as specifically provided in Section 4(a) below, CIENA acknowledges that such forecast is not a commitment and may change from time to time.

       (b) Section 3.1, Exhibit "C" pricing in the 1998 Agreement is deleted in its entirety and replaced with the new Exhibit C "New Pricing", which is set forth and incorporated herein by reference, *.

       (c) Section 13.10 in the 1998 Agreement and the related portions of Exhibit C thereto * are hereby deleted and replaced by Exhibit D attached hereto, which refers to Supplier's 96 channel system.

       (d)  CIENA will provide Sprint, *.

4.    ADDITIONAL COMMITMENTS OF THE PARTIES.

       (a) Sprint shall order *. Any unfilled purchase orders issued prior to execution of this Addendum as identified below will be priced *.

*

       (b) * training services during the Addendum Term; provided, however, that Sprint shall pay or reimburse CIENA for travel, meals and lodging expenses for CIENA employees performing training services for Sprint during the Addendum Term at a location other than CIENA's training headquarters in Linthicum, Maryland.

       (c)  *.


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* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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       (d)    In the event of force majeure affecting CIENA's manufacturing capacity or delivery capability, Sprint shall thereupon have the first priority on CIENA's manufacturing output for so long as necessary to fill Sprint's orders which were pending at the time of the force majeure or otherwise scheduled in accordance with the Addendum Deliverables Schedule. *.

       (e) CIENA's plan for readying Addendum Deliverables for use on dispersion shifted fiber ("DSF") shall be as set forth in Exhibit E.

       (f) The parties agree to make a joint press release in a form mutually agreed upon execution of this Addendum.

       (g) Any successors or assignees of Sprint or CIENA must honor all the terms and conditions of the Agreement and this third Addendum.

5.     GENERAL

Except as amended by this Third Addendum, the 1998 Agreement shall remain in full force and effect. In the event of a conflict between the terms of the 1998 Agreement and this Third Addendum, this Third Addendum will control.

This Third Addendum is executed by authorized representatives of Sprint and CIENA and is made a part of and incorporates the terms and conditions of the 1998 Agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Third Addendum to be executed by their duly authorized representatives as of the day and year below written.

CIENA CORPORATION                     SPRINT/UNITED MANAGEMENT COMPANY

By: ________________________________  By:____________________________________

Title: _____________________________  Title:_________________________________

Date: ______________________________  Date:__________________________________


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* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.




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Attachments:



Exhibit F - Addendum Deliverables Schedule
Exhibit C - Pricing *
Exhibit D - MW 9600 *
Exhibit E - CIENA Plan *

                                        X

----------------

X This "X" denotes that the remaining 19 pages of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.